EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT
                            as of December 31, 1994

     1.   Old Kent Bank and Trust Company
          Jurisdiction of Incorporation:  Michigan

     2.   Old Kent-Illinois, Inc.
          Jurisdiction of Incorporation:  Delaware

     3.   Old Kent Bank
          Jurisdiction of Incorporation:  Illinois

     4.   Old Kent Bank-Central
          Jurisdiction of Incorporation:  Michigan

     5.   Old Kent Bank-Grand Traverse
          Jurisdiction of Incorporation:  Michigan

     6.   Old Kent Bank-Southwest
          Jurisdiction of Incorporation:  Michigan

     7.   Old Kent Bank of Grand Haven
          Jurisdiction of Incorporation:  Michigan

     8.   Old Kent Bank of Holland
          Jurisdiction of Incorporation:  Michigan

     9.   Old Kent Bank-Southeast
          Jurisdiction of Incorporation:  Michigan

     10.  Old Kent Bank-East
          Jurisdiction of Incorporation:  Michigan

     11.  Old Kent Bank of Gaylord
          Jurisdiction of Incorporation:  Michigan

     12.  Old Kent Bank of Petoskey
          Jurisdiction of Incorporation:  Michigan

     13.  Old Kent Bank of Big Rapids
          Jurisdiction of Incorporation:  Michigan

     14.  Old Kent Bank of Cadillac
          Jurisdiction of Incorporation:  Michigan

     15.  Old Kent Bank of Hillsdale
          Jurisdiction of Incorporation:  Michigan

     16.  Old Kent Bank of St. Johns
          Jurisdiction of Incorporation:  Michigan



     17.  Old Kent Bank of Ludington
          Jurisdiction of Incorporation:  Michigan

     18.  Hartger & Willard Mortgage Associates, Inc.
          Jurisdiction of Incorporation:  Michigan

     19.  Old Kent Brokerage Services, Inc.
          Jurisdiction of Incorporation:  Michigan

     20.  Old Kent Financial Life Insurance Company
          Jurisdiction of Incorporation:  Arizona

     21.  Vanguard Financial Service Corp.
          Jurisdiction of Incorporation:  Illinois

     22.  Old Kent Mortgage Services, Inc.
          Jurisdiction of Incorporation:  Michigan

     23.  Old Kent Mortgage Company
          Jurisdiction of Incorporation:  Michigan

     24.  First National Bank of Lockport
          Jurisdiction of Incorporation:  United States of America

     25.  Edgewood Bank
          Jurisdiction of Incorporation:  Illinois




























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